UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2024

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QRTEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in its Current Reports on Form 8-K dated June 10, 2024 and December 3, 2024, Qurate Retail, Inc. (the “Company”) received written notice from the Nasdaq Stock Market (“Nasdaq”) on June 10, 2024 notifying the Company of its non-compliance with the minimum bid price requirement for continued listing of the Company’s Series A common stock (“QRTEA”) on the Nasdaq Global Select Market (the “Minimum Bid Price Requirement”). The Company thereafter had 180 calendar days to regain compliance with the Minimum Bid Price Requirement or to transfer to the Nasdaq Capital Market and request an additional 180-day extension to comply with the Minimum Bid Price Requirement. Effective the opening of business on December 2, 2024, QRTEA, the Company’s Series B common stock, and the Company’s 8.0% Series A Cumulative Redeemable Preferred Stock (collectively, the “Securities”) were transferred from the Nasdaq Global Select Market to the Nasdaq Capital Market.

On December 10, 2024, Nasdaq granted the Company an additional 180-day extension, or until June 9, 2025 (the “New Compliance Date”) to comply with the Minimum Bid Price Requirement. If, at any time before the New Compliance Date, the bid price of QRTEA is at least $1.00 for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation of compliance to the Company and this matter will be closed with respect to the Minimum Bid Price Requirement.

The Company will continue to actively monitor the closing bid price of QRTEA and will evaluate available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement. The Company has confirmed to Nasdaq that, if necessary to regain compliance with the Minium Bid Price Requirement prior to the New Compliance Date, the Company will effect a reverse stock split.

Notwithstanding the foregoing, however, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement with respect to QRTEA or will otherwise be in compliance with other applicable Nasdaq listing criteria, or that the Company will be able to successfully implement a reverse stock split if it decides to pursue one.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2024

QURATE RETAIL, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary

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